UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2017 (Date of earliest event reported)

ARC Document Solutions, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32407 (Commission File Number)	20-1700361 (IRS Employer Identification Number)

1981 N. Broadway, Walnut Creek, CA (Address of principal executive offices)		94596 (Zip Code)
(925) 949-5100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 2, 2017 ARC Document Solutions, Inc. (the “Company”) issued a press release reporting its financial results for the First Quarter 2017. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 27, 2017, the Company held its 2017 annual meeting of stockholders. A total of 46,307,515 shares of the Company’s common stock were entitled to vote as of February 27, 2017, which was the record date for the annual meeting. There were 38,611,985 shares present in person or by proxy at the annual meeting. Set forth below are the matters voted upon by the Company’s stockholders at the 2017 annual meeting and the final voting results of each such proposal.

Proposal 1 - Election of Directors
The stockholders elected seven directors, each to serve a one-year term until the Company’s next annual meeting of stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Kumarakulasingam Suriyakumar	33,370,244	784,180	4,457,561
Thomas J. Formolo	33,373,364	781,060	4,457,561
John G. Freeland	33,842,496	311,928	4,457,561
Dewitt Kerry McCluggage	32,459,212	1,695,212	4,457,561
James F. McNulty	33,841,986	312,438	4,457,561
Mark W. Mealy	33,371,949	782,475	4,457,561
Manuel Perez de la Mesa	33,339,321	815,103	4,457,561

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
38,578,525	30,447	3,013	0

Brokers were permitted to cast stockholder non-votes at their discretion on this proposal.
Proposal 3 - Advisory, Non-Binding Vote on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2016, as disclosed in the Company’s 2017 proxy statement. The results of the advisory, non-binding vote were as follows:

For	Against	Abstain	Broker Non-Votes
33,018,805	508,897	626,722	4,457,561

Proposal 4 - Advisory, Non-Binding Vote on the Frequency of Stockholder Votes on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, that the Company should hold a stockholder vote every year on the compensation paid to the Company’s named executive officers. The results of the advisory, non-binding vote were as follows:

1 year	2 years	3 years	Abstain	Broker Non-Votes
27,004,752	6,700	6,542,904	600,068	4,457,561

Item 8.01. Other Events

On April 27, 2017, the Board of Directors (the “Board”) of the Company voted to decrease the authorized number of directors that constitute the Board from eight (8) to seven (7).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of ARC Document Solutions, Inc. dated May 2, 2017

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2017	ARC DOCUMENT SOLUTIONS, INC. By: /s/ Jorge Avalos Jorge Avalos Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	ARC Document Solutions, Inc. Press Release dated May 2, 2017.